SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 25, 2006

VIPER NETWORKS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	0032939	87-0410279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10373 Roselle Street, Suite 170, San Diego, California 92121
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (858) 452-8737

_____________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Forward-Looking Statements

THE STATEMENTS CONTAINED IN THIS CURRENT REPORT THAT ARE NOT HISTORICAL FACTS ARE “FORWARD-LOOKING STATEMENTS (AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995), THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS “BELIEVES, “EXPECTS, “MAY,” “WILL,” “SHOULD,” OR “ANTICIPATES,” OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE AGREEMENT WITH ONASI, PLANNED EFFORTS TO IMPLEMENT THE COMPANY’S BUSINESS PLAN AND ANY OTHER EFFORTS THAT THE COMPANY INTENDS TO TAKE IN AN ATTEMPT TO GROW THE COMPANY, ENHANCE SALES, ATTRACT & RETAIN QUALIFIED PERSONNEL, AND OTHERWISE EXPAND THE COMPANY’S BUSINESS ARE NOT HISTORICAL FACTS AND ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR BECAUSE OF THE CONTINUING RISKS FACING THE COMPANY. SUCH RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: THE PROSPECTS AND FINANCIAL CONDITION of PRO MOLD, INC., OUR ABILITY TO IMPLEMENT OUR PLANNED BUSINESS STRATEGY, THE RISK ASSOCIATED WITH AN EARLY STAGE COMPANY, AND THE UNCERTAINTIES AND RISKS OF A SMALL COMPANY WITH LIMITED MANAGERIAL, FINANCIAL, AND MARKETING RESOURCES. ANY ONE OR MORE OF THESE AND OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS.

As used herein, the terms, “we,” “us,” “our,” and the “Company” refers to Viper Networks, Inc., a Nevada corporation and its subsidiaries, unless otherwise stated.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 25, 2006, we entered into the VOIP Equipment Purchase and Services Agreement (the “Agreement”) with Onasi, Inc. (a company that does business under the name “OnSat”) (“OnSat”).

Under the terms of the Agreement, we agreed to serve as the exclusive source of VOIP products and services and to provide functional and serviceable VOIP services within the Navajo Nation territory. In addition, the parties agreed that: (1) OnSat will not market, promote, or represent any VOIP services offered by others without Viper’s written consent; and (2) Viper will offer its VOIP services within the territory of the Navajo Nation exclusively through OnSat with Viper also agreeing not to interfere with, compete, or circumvent OnSat’s contractual relationship with the Navajo Nation and with actual and potential subscribers within that territory.

OnSat is currently the holder of a contract (known as Master Agreement Internet and Transmission Services dated 11-30-01) (the “Master Agreement”) to provide Internet and associated services to the Navajo Nation.

At the same time and subject to our ability to obtain necessary loan financing, we agreed to purchase various internet-related subscriber equipment from OnSat that will allow Viper to provide VOIP services to the customers in the territory of the Navajo Nation currently serviced by OnSat. In the event that Viper is unable to obtain a commitment for sufficient amount of necessary loan financing within 30 days of October 25, 2006 (the “Viper Financing”) that will allow us to purchase the equipment, OnSat and Viper each have the right to terminate and rescind the agreement upon return and transfer of any property that either acquires from the other under the Agreement.

The Initial term of the Agreement expires on June 30, 2010 and the Agreement allows the Initial Term to be renewed for additional one-year terms unless either party notifies the other in writing 90 days prior to the expiration of the Initial Term or the period of any renewal term subject only to the expiration of OnSat’s Master Agreement.

The Agreement also calls upon Viper to acquire an aggregate of $1,411,000 in wireless service base equipment (“Access Equipment”) as currently installed in place and operational within the territory served by OnSat. The access Equipment includes 900 MHz access points, related server equipment, antennas, and related equipment.

The Access Equipment is to be purchased through the issuance of shares of Viper’s authorized common stock at a price equal to the average closing price of Viper’s common stock in the 30 day period immediately preceding the October 25, 2006 date of the Agreement or in the form of convertible preferred stock to be issued by Viper provided that the latter is convertible into such number of shares of Viper common stock as if common stock were issued to OnSat. All of the stock to be issued to OnSat under the Agreement is to bear a restricted securities legend and is to be issued pursuant one or more claims of exemption and is to be issued in two certificates, one for 10,000,000 shares (the “Retained Shares”) and a second certificate for the remaining shares (the “Resale Shares”).

The Agreement requires that while OnSat is to assume all responsibility for service, maintenance, and replacement of all Access Equipment as required to service the territory, OnSat shall retain a license for the right to use the Access Equipment to provide OnSat’s Internet connectivity and services within the territory. OnSat is to continue to assume all risk of loss on the Access Equipment and is also obligated to purchase sufficient insurance and name Viper and the lender that provides the Viper financing as an additional named insured.

During the term of the Agreement, OnSat is responsible for the payment of all property and/or use taxes on the Access Equipment. Further, each of the parties has, subject to certain limitations, the right to unwind the Access Equipment and Viper stock transaction.

First, Viper also has the right to sell the Access Equipment back to OnSat (subject to adjustment for repairs and replacements) on June 30, 2010 or, at Viper’s option, such earlier date upon achieving 27,000 VOIP users with active subscriptions in the territory in exchange for the Resale Shares.

Second, OnSat has the right, subject to the terms of the Viper Financing, to repurchase the Access Equipment, at any time after June 30, 2008, upon returning the Resale Shares to Viper or in the event that: (1) Viper files for protection under federal bankruptcy laws; (2) Viper defaults on its obligations under the Agreement; or (3) the market value of the stock issued to OnSat by Viper declines below 50% of the valuation used to value said stock at the time that the purchase of the Access Equipment was calculated and the same continues for a period of 90 days. In that event, OnSat is to return the Resale Shares to Viper.

The Agreement requires that the stock certificate representing the Resale Shares and a Bill of Sale reconveying the Access Equipment to OnSat will be held in escrow by Snow, Chistensen, & Martineau until such time as either party exercises the option granted it under the Agreement or until each has waived its rights to do so, in writing. The rights that each party has to unwind the Access Equipment and Viper stock transaction expires on July 10, 2010.

Viper’s VOIP products and services are to be marketed and sold within the territory through OnSat and Viper appointed OnSat as its sole and exclusive reseller of Viper VOIP services within the territory. At the same time, Viper agreed to purchase all needed subscriber equipment needed within the territory from OnSat provided that it is compatible with the Access Equipment and consistent with the pricing terms established between the parties.

Initially, Viper is to purchase from OnSat and OnSat has agreed to sell to Viper the following subscriber equipment in such number of kits as the parties determine: (1) 900 MHz modem; (2) VOIP Broadband Phone Adaptor (“BPA”) box (LinkSys model no. 2102 or equivalent as tested by Viper); (3) Subscriber-side antenna; (4) cabling; (5)VOIP Services; and (5) standard telephone handset (as required) (the “Subscriber Equipment”). The parties agreed that upon purchase of the subscriber equipment by Viper, Viper shall own the subscriber equipment but OnSat shall maintain and protect such subscriber equipment until it is installed and accepted by a subscriber.

The amount of subscriber equipment to be purchased by Viper is limited. If the amount of subscriber equipment sales exceeds the amount anticipated by the partiers, OnSat has the right, to either: (1) fund the purchase of additional subscriber equipment inventory until the next scheduled date at which Viper is to purchase additional inventory (so as to satisfy all or part of the additional sales demand); or (2) delay the installation of new subscriber equipment until Viper purchases additional inventory.

The parties also agreed to certain wholesale service rates, commissions, and marketing costs and they agreed to adjust all such rates after the Initial Term on an annual basis by subsequent mutual consent and agreement.

For its part, OnSat agreed that all internet service will substantially conform to the descriptions given in OnSat’s marketing literature. OnSat also reserved the right to make substitutions and modifications of the satellite network provided that any such substitutions and modifications improve the performance of the satellite network.

The Agreement with OnSat may be terminated by either party upon written notice given to the other party upon the occurrence of a material default that is not cured within 30 days after notice of default is given by the party not committing the default.

The Agreement with OnSat also includes customary provisions regarding indemnification against claims of infringement of intellectual property rights, dispute resolution, choice of law, notice, modifications and integration.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As stated above, on October 25, 2006, we entered into the VOIP Equipment Purchase and Services Agreement (the “Agreement”) with Onasi, Inc. (a company that does business under the name “OnSat”) (“OnSat”).

The Agreement contemplates the purchase of certain assets from OnSat by Viper and arrangement for each to provide services within the territory known as the Navajo Nation.

Under the terms of the Agreement we are to acquire certain Access Equipment and Subscriber Equipment from OnSat, subject to our ability to obtain a commitment for sufficient amount of loan financing within 30 days of October 25, 2006 (the “Viper Financing”) that would allow us to complete the purchase of the equipment. If we are not able to obtain the Viper Financing within that time period, OnSat and Viper each have the right to terminate and rescind the agreement upon the return and transfer of any property that either acquires from the other under the Agreement.

The Initial term of the Agreement expires on June 30, 2010 and the Agreement allows the Initial Term to be renewed for additional one-year terms unless either party notifies the other in writing 90 days prior to the expiration of the Initial Term or the period of any renewal term subject only to the expiration of OnSat’s Master Agreement.

The Agreement also calls upon Viper to acquire an aggregate of $1,411,000 in wireless service base equipment (“Access Equipment”) as currently installed in place and operational within the territory served by OnSat. The access Equipment includes 900 MHz access points, related server equipment, antennas, and related equipment.

The Access Equipment is to be purchased through the issuance of shares of Viper’s authorized common stock at a price equal to the average closing price of Viper’s common stock in the 30 day period immediately preceding the October 25, 2006 date of the Agreement or in the form of convertible preferred stock to be issued by Viper provided that the latter is convertible into such number of shares of Viper common stock as if common stock were issued to OnSat. All of the stock to be issued to OnSat under the Agreement is to bear a restricted securities legend and is to be issued pursuant one or more claims of exemption and is to be issued in two certificates, one for 10,000,000 shares (the “Retained Shares”) and a second certificate for the remaining shares (the “Resale Shares”).

The Agreement requires that while OnSat is to assume all responsibility for service, maintenance, and replacement of all Access Equipment as required to service the territory, OnSat shall retain a license for the right to use the Access Equipment to provide OnSat’s Internet connectivity and services within the territory. OnSat is to continue to assume all risk of loss on the Access Equipment and is also obligated to purchase sufficient insurance and name Viper and the lender that provides the Viper financing as an additional named insured.

During the term of the Agreement, OnSat is responsible for the payment of all property and/or use taxes on the Access Equipment. Further, each of the parties has, subject to certain limitations, the right to unwind the Access Equipment and Viper stock transaction.

First, Viper also has the right to sell the Access Equipment back to OnSat (subject to adjustment for repairs and replacements) on June 30, 2010 or, at Viper’s option, such earlier date upon achieving 27,000 VOIP users with active subscriptions in the territory in exchange for the Resale Shares.

Second, OnSat has the right, subject to the terms of the Viper Financing, to repurchase the Access Equipment, at any time after June 30, 2008, upon returning the Resale Shares to Viper or in the event that: (1) Viper files for protection under federal bankruptcy laws; (2) Viper defaults on its obligations under the Agreement; or (3) the market value of the stock issued to OnSat by Viper declines below 50% of the valuation used to value said stock at the time that the purchase of the Access Equipment was calculated and the same continues for a period of 90 days. In that event, OnSat is to return the Resale Shares to Viper.

The Agreement requires that the stock certificate representing the Resale Shares and a Bill of Sale reconveying the Access Equipment to OnSat will be held in escrow by Snow, Chistensen, & Martineau until such time as either party exercises the option granted it under the Agreement or until each has waived its rights to do so, in writing. The rights that each party has to unwind the Access Equipment and Viper stock transaction expires on July 10, 2010.

ITEM 3.02  Unregistered Sales of Equity Securities

As stated above, on October 25, 2006, we entered into the VOIP Equipment Purchase and Services Agreement (the “Agreement”) with Onasi, Inc. (a company that does business under the name “OnSat”) (“OnSat”).

The Agreement provides for the planned issuance of such number of shares of Viper’s common stock is equal to $1,411,000 at a price per share equal to the average closing price of Viper’s common stock in the 30 day period immediately preceding the October 25, 2006 date of the Agreement or in the form of convertible preferred stock to be issued by Viper provided that the latter is convertible into such number of shares of Viper common stock as if common stock were issued to OnSat. All of the stock to be issued to OnSat under the Agreement is to bear a restricted securities legend and is to be issued in two certificates, one for 10,000,000 shares (the “Retained Shares”) and a second certificate for the remaining shares (the “Resale Shares”).

All of the Retained Shares and the Resale Shares are to be issued pursuant to a claim of exemption under Section 4(2) of the Securities Act of 1933. No broker-dealer, finder, or other person earned or will receive any commission or fee in connection with the issuance of the stock to OnSat under the Agreement.

(A) Factors That May Affect Future Results

In General. The purchase of shares of the Company’s common stock is very speculative and involves a very high degree of risk. Our business organization and structure all involve elements of risk. In many instances, these risks arise from factors over which we will have little or no control. Some adverse events may be more likely than others and the consequence of some adverse events may be greater than others. No attempt has been made to rank risks in the order of their likelihood or potential harm.

1)   The market price of our common stock may fluctuate significantly.

The market price of our common shares may fluctuate significantly in response to factors, some of which are beyond our control, such as:

•	the announcement of new technologies by us or our competitors;

•	quarterly variations in our and our competitors’ results of operations;

•	changes in earnings estimates or recommendations by securities analysts;

•	developments in our industry;

•	general market conditions and other factors, including factors unrelated to our own operating performance;

•	changing regulatory exposure, laws, rules and regulations which may change; and

•	tax incentives and other changes in the tax code.

Further, the stock market in general has recently experienced extreme price and volume fluctuations. Continued market fluctuations could result in extreme volatility in the price of our common shares, which could cause a decline in the value of our common shares. You should also be aware that price volatility might be worse if the trading volume of our common shares is low.

2)   Trading of our common stock is limited.

Our Common Stock is traded only on the OTC Pink Sheets and there can be no guarantee that we will gain or achieve any listing on the NASD Electronic Bulletin Board. Trading in our stock has historically been limited and sporadic with no continuous trading market over any long or extended period of time. This has adversely effected the liquidity of our securities, not only in terms of the number of securities that can be bought and sold at a given price, but also through delays in the timing of transactions and reduction in security analysts' and the media's coverage of us. This may result in lower prices for our common stock than might otherwise be obtained and could also result in a larger spread between the bid and asked prices for our common stock. There will likely be only limited liquidity and investors will not likely have the ability to purchase or sell our common stock in any significant quantities. This too will sharply limit interest by individual and institutional investors.

3)   Limited Financial Resources and Future Dilution

We are a small company and we have limited financial resources. While we believe that we have some significant growth opportunities, we cannot assure you that we will be successful in obtaining additional financial resources to meet our financial needs or, we are successful in doing so, that we can obtain such financial resources on terms that are reasonable in light of our current financial circumstances. We anticipate that we may raise additional capital in the future and we cannot assure you that we will be successful in raising additional capital or if we do, that current investors will not suffer immediate and substantial dilution as a result of any successful financing transactions.

ITEM 9.01  Financial Statements and Exhibits

(d) Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
10.20	VOIP Equipment Purchase and Services Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER NETWORKS, INC.

Date: October 27, 2006	By:	/s/ Farid Shouekani
Farid Shouekani, President